UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2007

National Health Investors, Inc.

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of Incorporation)	001-10822 (Commission File Number)	62-1470956 (IRS Employer Identification No.)

100 Vine Street, Suite 1202

Murfreesboro, TN 37130

(Address of principal executive offices, including zip code)

(615) 890-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

National Health Investors, Inc. (NHI) announced effective January 12, 2007, Charlotte A. Swafford will no longer serve as Senior Vice President and Treasurer of NHI.  This change is a result of the previously announced decision to end the use of National HealthCare Corporation senior officers to advise NHI.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Investors, Inc.

By: /s/ W. Andrew Adams

Name: W. Andrew Adams

Title: Chief Executive Officer

Date: January 19, 2007